UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 20, 2005
(Date of earliest event reported)



                    Wells Fargo Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

      Delaware                          333-122307              52-1972128
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
 of incorporation)                                           Identification No.)

7430 New Technology Way, Frederick, Maryland                21703
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Address of principal executive offices                    (Zip Code)

Registrant's telephone number, including area code (301) 846-8881
                                                  ------------------------------

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. Material Modification to Rights of Security Holders

      On June 16, 2005, Wells Fargo Asset Securities Corporation, a Delaware corporation (the "Registrant") issued Mortgage Pass-Through Certificates, Series 2005-AR12 pursuant to a Pooling and Servicing Agreement, dated as of June 16, 2005, among the Registrant, Wells Fargo Bank, N.A., as master servicer and Wachovia Bank, National Association, as trustee (the "Original Pooling and Servicing Agreement"). On July 20, 2005, the Original Pooling and Servicing Agreement was amended and restated (the "Amended and Restated Pooling and Servicing Agreement") to provide for the creation of the Class II-A-5 and Class II-A-11 Certificates, having an aggregate original principal balance of $368,971,000.00, to replace the original Class II-A-5 Certificates which were issued on June 16, 2005 pursuant to the Original Pooling and Servicing Agreement. A copy of the Amended and Restated Pooling and Servicing Agreement is filed as an exhibit hereto.

ITEM 9.01 Financial Statements and Exhibits

          (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                   Description
-----------------             -----------

    (EX-4) Amended and Restated Pooling and Servicing Agreement, dated July 20, 2005, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and Wachovia Bank, National Association, as trustee.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES CORPORATION

July 20, 2005



                                       /s/ Bradley A. Davis
                                       -----------------------------------------
                                       Bradley A. Davis
                                       Vice President

                                INDEX TO EXHIBITS




                                                                   Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

(EX-4)              Amended and Restated Pooling and                    E
                    Servicing Agreement, dated July 20,
                    2005, among Wells Fargo Asset Securities
                    Corporation, Wells Fargo Bank, N.A. and
                    Wachovia Bank, National Association, as
                    trustee.